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                                                                    EXHIBIT 99.2


                      GUARANTEE AND POSTPONEMENT OF CLAIM
                      -----------------------------------


          FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned and each of them (if more than one) (hereinafter called "Guarantor(s)") jointly and severally guarantee(s) payment to Foothill Capital Corporation (hereinafter called the "Lender") of 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California, 90025-3333, or order, on demand, in lawful currency of the United States of America or the equivalent amount in lawful currency of Canada, any and all Indebtedness of Morrow Snowboards Inc. and Morrow Snowboard U.S.A., Inc. (hereinafter collectively, called the "Borrower") to the Lender. The word "Indebtedness" is used herein in its most comprehensive sense, and without limiting its generality includes any and all advances, debts, obligations or liabilities of the Borrower, whether direct, contingent or otherwise, present or future, mature or not, voluntary or involuntary, liquidated or unliquidated, and whether the Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred or unenforceable, and whether incurred by or arising from agreement or dealings between the Lender and the Borrower or by or from any agreement or dealings within or outside the country with any third party by which the Lender may be or become in any manner whatsoever a creditor of the Borrower.

          The liability of the Guarantor(s) is unlimited.

          AND THE UNDERSIGNED AND EACH OF THEM (if more than one) JOINTLY AND SEVERALLY AGREE(S) WITH THE LENDER AS FOLLOWS:

1. This shall be a continuing guarantee and shall secure any Indebtedness, including that arising under successive transactions which shall continue the Indebtedness or from time to time renew it after it has been satisfied, and shall secure the ultimate balance due from the Borrower to the Lender and shall be binding as a continuing security on the Guarantor(s), provided that the Guarantor(s) or any of them may determine its or their liability under this guarantee by thirty (30) days written notice to the Lender at the above address for the Lender or any other address the Lender may advise the Guarantor(s) of in writing, and this guarantee shall not apply to any Indebtedness of the Borrower to the Lender incurred after the expiration of thirty (30) days from the date of receipt of such notice by the Lender; and provided further that in the event of determination of this guarantee as to one or more of the Guarantor(s) it shall remain a continuing guarantee as to the other or others.

2. The obligations hereunder are independent of the obligations of the Borrower and a separate action or actions may be brought against the Guarantor(s) whether or not an action is brought against the Borrower and whether or not the Borrower can be or is joined in any such action or actions.

3. All the debts and liabilities of the Borrower to the Guarantor(s) or any of them are hereby assigned to the Lender and postponed to the Indebtedness, and all moneys received by the Guarantor(s) or any of them in respect thereof shall be received in trust for the Lender and
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forthwith upon receipt shall be paid over to the Lender, the whole without in any way limiting or lessening the liability of the Guarantor(s) hereunder, and this assignment and postponement is independent of the guarantee provided for herein and shall remain in full force and effect notwithstanding that the liability of the Guarantor(s) or any of them under the said guarantee may be extinct.

4. The Guarantor(s) hereby authorize the Lender, without notice or demand and without affecting their (its) liability hereunder, from time to time to grant time, renewals, extensions, indulgences, releases and discharges to, compromises of, take securities (which word as used herein includes other guarantee(s)) from and give the same and any or all existing securities up to, abstain from taking securities from or from perfecting securities of, cease or refrain from giving credit or making loans or advances to, accept compositions from and otherwise deal with the Borrower and others and all securities as the Lender may see fit, the whole without in any way limiting or lessening the liability of the Guarantor(s) under this guarantee, and no loss of or in respect of any securities received by the Lender, whether occasioned by the fault of the Lender or otherwise, shall in any way limit or lessen the liability of the Guarantor(s) under this guarantee.

5. The Lender shall not be bound to exhaust its recourse against the Borrower or others or any securities it may hold before being entitled to payment from the Guarantor(s) of the Indebtedness. The Guarantor(s) renounce(s) all benefits of discussion and division. The Guarantor(s) waive(s) any right to require the Lender to proceed against the Borrower.

6. This guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to the Lender, and all dividends, compositions, proceeds of security valued and payments received by the Lender from the Borrower or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of the Guarantor(s) to claim in reduction of its or their liability under this guarantee the benefit of any such dividends, compositions, proceeds or payments or any securities held by the Lender or proceeds thereof, and the Guarantor(s) shall have no right to be subrogated in any rights of the Lender until the Lender shall have received payment in full of the Indebtedness.

7. The Guarantor(s) waive(s) all presentments, demands for performance, notice of non-performance, protests, notice of protest, notices of dishonour, and notices of acceptance of this guarantee and of the existence, creation or incurring of new or additional Indebtedness.

8. This guarantee and agreement shall not be affected by the death or loss or diminution of capacity of the Guarantor(s) or any of them, or by any change in the name of the Borrower, or in the membership of any one or more firms included in the Borrower through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition by any one or more other persons, firms or corporations of the business(es) of the Borrower, or by any change whatsoever in the objects, capital structure or
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constitution of the Borrower, or by the business(es) of the Borrower being amalgamated with any one or more other persons, firms or corporations, but shall notwithstanding the happening of any such event continue to apply to all the liabilities whether theretofore or thereafter incurred or arising, and in this instrument the word "Borrower" shall include every such firm and corporation.

9. All moneys, advances, renewals and credits in fact borrowed or obtained from the Lender shall be deemed to form part of the Indebtedness, notwithstanding any lack or limitations of status or of power, incapacity or disability of the Borrower or of the directors, partners or agents thereof, or that the Borrower may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits, the whole whether known to the Lender or not; and any sum which may not be recoverable from the Guarantor(s) on the footing of a guarantee shall be recoverable from the undersigned and each of them as sole or principal debtor in respect thereof and shall be paid to the Lender on demand with interest and accessories.

10. In addition to all liens upon and rights of set-off against the moneys, securities or other property of the Guarantor(s) given to the Lender by law, the Lender shall have a lien upon and a right of set-off against all moneys, securities and other property of the Guarantor(s) now or hereafter in the possession of the Lender; and every such lien or right of set-off may be exercised without demand. No lien or right of set-off shall be deemed to have been waived by any act or conduct on the part of the Lender or by any neglect to exercise such right of set-off or to enforce such lien or by any delay in so doing, and every right of set-off and lien shall continue in full force and effect until such right of set-off or lien is specifically waived or released by an instrument in writing executed by the Lender upon final satisfaction of the Indebtedness.

11. This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Lender, and any present or future obligation to the Lender incurred or arising otherwise than under a guarantee, of the Guarantor(s) or any of them or of any other obligant, whether bound with or apart from the Borrower.

12. The Guarantor(s) and each of them shall be jointly and severally bound by any account settled between the Lender and the Borrower and, if no such account has been so settled immediately before demand of payment under this guarantee, any account stated by the Lender shall be accepted by the Guarantor(s) and each of them as conclusive evidence of the amount which at the date of the account so stated is due by the Borrower to the Lender or remains unpaid by the Borrower to the Lender.

13. This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Lender shall be conclusive evidence against the Guarantor(s) and each of them that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with, unless at the time of receipt of this instrument by the Lender each signatory thereof
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obtains from the Lender a letter setting out the terms and conditions under which this instrument was delivered and the conditions, if any, to be observed before it becomes effective.

14. Should the Lender receive from the Guarantor(s) or any of them a payment or payments in full or on account of the liability under this guarantee, the Guarantor(s) shall not be entitled to claim repayment against the Borrower or from its estate until the Lender's claims against the Borrower have been paid in full; and in case of the liquidation, winding-up or bankruptcy of the Borrower (whether voluntary or compulsory) or in the event that the Borrower shall make a bulk sale of any of its assets or any composition with creditors or scheme or arrangement, the Lender shall have the right to rank for their full claim and receive all dividends or other payments in respect thereof until its claim has been paid in full and the guarantee provided for herein shall continue in respect thereof until the Lender's claim has been paid in full and the Guarantor(s) shall continue liable, up to the amount guaranteed, less any payments made by the Guarantor(s), for any balance which may be owing to the Lender by the Borrower; and in the event of the valuation by the Lender of any of its securities and/or the retention thereof by the Lender, such valuation and/or retention shall not, as between the Lender and the Guarantor(s), be considered as a purchase of such securities, or as payment or satisfaction or reduction of the Indebtedness or any part thereof.

15. The Guarantor(s) and each of them shall make payment to the Lender of the amount of the liability of the Guarantor(s) forthwith after demand therefor is made in writing and such demand shall be conclusively deemed to have been effectually made when an envelope containing it addressed to the Guarantor(s) or any of them at the last address of the Guarantor(s) or any of them known to the Lender is deposited, postage prepaid and registered, in the Post Office, and the liability of the Guarantor(s) shall bear interest from the date of such demand at the highest of the rates then applicable to the Indebtedness of the Borrower to the Lender.

16. Unless a law requires otherwise, the Guarantor(s) and each of them will make all payments under this guarantee without deduction or withholding for any present or future taxes of any kind. If a law does so require, the Guarantor(s) and each of them will pay to the Lender an additional amount as is necessary to ensure the Lender receives the full amount the Lender would have received if no deduction or withholding had been made. Without limiting the generality of the foregoing the Guarantor(s) hereby understand and agree that (i) the Indebtedness will be paid to the Lender strictly in accordance with the terms and provisions of any agreement, express or implied, which has been made or may hereafter be made or entered into by the Borrower, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of any such agreement or rights of the Lender as against the Borrower with respect to any of the Indebtedness, or cause or permit to be invoked any alteration in the time, amount or manner of payment of any of the Indebtedness, and (ii) in each instance when the Borrower shall have agreed, relative to any of the Indebtedness, to pay or provide the Lender with any amount of money, if such amount is not actually paid or provided as and when agreed, the Guarantor(s) and each of them will, upon request, and as the Lender may elect, pay or provide the amount in the exact currency and place as agreed by the Borrower. All
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such payments shall be made without set-off or counterclaim and free and clear of, and without deduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees , deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, calculated, withheld or assessed by any country or any political subdivision or taxing authority thereof or therein including, but not limited to, the United States of America or any political subdivision or taxing authority thereof or therein (all of the foregoing being referred to herein as "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Lender, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) interest and such other amounts payable hereunder at the rate or in the amounts herein specified.

17. If for the purpose of obtaining or enforcing any judgment on any matter under this guarantee in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter called the "Judgment Currency") an amount due in respect of the Indebtedness, then the conversion shall be made at the option of the Lender at the Rate of Exchange prevailing either on the Banking Day before the date of demand or on the Banking Day before the day on which the judgment is given (the date as of which such conversion is made being hereinafter called the "Conversion Date"). If there is a change between the Rate of Exchange in effect on the Conversion Date (or any other date which shall be specified in any judgment or judicial award) and the Rate of Exchange in effect on the date of payment, then the Guarantor(s) covenant(s) and agree(s) to pay such additional amounts, if any, but in any event not a lesser amount, as may be necessary, together with the amount paid in the Judgment Currency converted at the Rate of Exchange in effect on the date of payment, to produce the amount in the currency of the said amount due in respect of the Indebtedness which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the Rate of Exchange in effect on the Conversion Date or such other date as specified in such judgment or judicial award. Any amount due under this clause shall be due as a separate and independent debt and shall not be affected by judgment being obtained for amounts otherwise due under or in respect of the Indebtedness. For the purposes of this clause, "Banking Day" means any day except a Saturday, a Sunday or a legal holiday for Canadian chartered banks in Vancouver, British Columbia, and "Rate of Exchange" means, for any relevant date and currency, the rate at which the Lender is able on the relevant date to purchase such currency with the Judgment Currency and includes any premium and costs of exchange payable in connection with such purchase.

18. This instrument covers all agreements between the Lender and the Guarantor(s) and each of them relative to the guarantee, assignment and postponement provided for herein, and neither the Lender, the Guarantor(s) nor any of them shall be bound by any representation or promise made by any person relative thereto which is not embodied herein.

19. This guarantee and agreement shall extend to and enure to the benefit of and be binding upon the Lender and its successors and assigns and shall extend to and enure to the benefit of and be binding upon the Guarantor(s) and their
(its) heirs, executors, administrators, legal representatives, successors and assigns, as the case may be.
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20.  In all cases where there is but a single Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require.

21. This instrument shall be construed in accordance with the laws of British Columbia, and the Guarantor(s) agree(s) that any legal suit, action or proceeding arising out of or relating to this instrument may be instituted in the courts of such province, and the Guarantor(s) hereby accept(s) and irrevocably submit(s) to the jurisdiction of the said courts and acknowledge(s) their competence and agree(s) to be bound by any judgment thereof, provided that nothing herein shall limit the Lender's right to bring proceedings against the Guarantor(s) or any of them elsewhere.

22.  This instrument is dated for reference the 7th day of May, 1998.


     DATED at Los Angeles, California, this 7th day of May, 1998.


                                  MORROW WESTBEACH CANADA ULC

                                                                       (C/S)
                                  By: /s/ David Calapp
                                     ---------------------------------------
                                      Authorized Signatory


                                  By: /s/ Blair Mullin
                                     ---------------------------------------
                                      Authorized Signatory